UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-9098

                         AMERICAN BEACON MASTER TRUST
              (Exact name of registrant as specified in charter)

                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
            (Address of principal executive offices)-(Zip code)

                        WILLIAM F. QUINN, PRESIDENT
                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
                  (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: October 31, 2005

                  Date of reporting period: April 30, 2005


ITEM 1. REPORT TO STOCKHOLDERS.

G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]


SEMI-ANNUAL REPORT

[PHOTO]


APRIL 30, 2005

INTERNATIONAL EQUITY FUND




Formerly known as the
American AAdvantage Funds

About American Beacon Advisors
--------------------------------

Since 1986, American Beacon
Advisors has offered a variety
of products and investment
advisory services to numerous
institutional and retail
clients, including a variety of
mutual funds, corporate cash
management, and separate account
management.

Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations,
financial planners, and other
institutional investors. With
American Beacon Advisors, you
can put the experience of a
multi-billion dollar asset
management firm to work for your
company.


                                                Contents
                                                -----------------------------------------------
                                                President's Message...........               1
                                                Market and Performance
                                                   Overview...................               2
                                                Schedule of Investments.......               18
                                                Additional Information........Inside Back Cover

Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                             April 30, 2005

(BILL QUINN PICTURE)

                                                      FELLOW SHAREHOLDERS,

                                                      I am pleased to present
                                                      you with the Semi- Annual
                                                      Report for the American
                                                      Beacon International
                                                      Equity Fund (formerly
                                                      known as the American
                                                      AAdvantage International
                                                      Equity Fund) for the six
                                                      months ended April 30,
                                                      2005. During this time,
                                                      the Dow Jones Industrial
                                                      Average posted gains of
                                                      2.78%, the S&P 500 Index
                                                      increased by 3.28% and the
                                                      MSCI EAFE Index returned
                                                      8.71%.



                                                           The International
                                                      Equity Fund posted strong
performance as the Institutional Class outpaced the Lipper International Funds Index for the one-year, three-year, five-year and ten-year time periods as of April 30, 2005. The Fund produced returns of 7.86% for the six-month period and 16.50%, 11.59%, 4.71% and 9.49% for the one-year, three-year, five-year, and ten-year time periods, respectively.

     Please review the enclosed market overviews, portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or access your account information, please visit our web site at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon International Equity Fund.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President, American Beacon Funds

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009.

INTERNATIONAL EQUITY MARKET OVERVIEW

--------------------------------------------------------------------------------

Global equities rallied sharply in November, following the U.S. presidential election, as uncertainty over the election's outcome, and whether that outcome would be immediately clear, was removed. Declining oil prices and better-than-expected economic reports, regarding both employment and retail sales in the United States, added to the bullish sentiment. Equities were relatively unaffected by the volatility in the currency markets, as the ongoing weakness in the U.S. dollar accelerated and many world currencies reached multi-year highs, versus the dollar. The rally was broad-based with all sectors participating, although the materials sector outperformed amid rebounding commodity prices, and health care continued to lag. On a regional basis, the rally was also broad-based with every country in the MSCI World Index rising, in local currency terms, and Europe outperformed. International stocks ended 2004 with their best quarterly performance of the year as oil prices crested, easing concerns that higher energy costs would restrain earnings and economic growth. The rally started right after the U.S. presidential election, as uncertainty over the election's outcome, as well as its definitiveness, was lifted. On a regional basis, markets in the 12-country euro region, helped by gains in their common currency, were among the MSCI EAFE Index's best performers for the quarter, led by Austria, France, and Germany. U.K. stocks trailed other euro regions due to declines in energy shares, as oil prices fell, and to losses experienced by drug makers after Merck & Co. recalled its Vioxx painkiller. Japanese stocks also lagged, as Japan's economy stalled and the yen reached a four-year high during the quarter. From a sector perspective, the rally was broad based, although health care and energy stocks lagged the broad market while technology and finance outperformed modestly.

International stocks declined modestly in January, which is somewhat surprising as it is typically a strong period for equities. Oil prices, which many believed to be last year's problem, rose again. From a sector perspective, the decline was somewhat mixed as industrials was the best performing sector and information technology continued to lag. Telecom services also performed poorly, even with the recent acceleration of merger activity in the sector. From a regional perspective, the decline was fairly consistent in the major regions.

International markets were strong during February, erasing much of the losses from January. Markets pulled back mid-month, as oil prices continued to rise and investors witnessed the outlook for inflation pick-up, before surging in the last few days of the month. However, business confidence in both Germany and Italy declined. Performing similarly, European, Australasia, and U.K. stock markets outperformed those in Japan. From a sector perspective, energy dramatically outperformed the market as the price of oil rose sharply in February. Materials was one of the best performing sectors.

International markets were up modestly for the first quarter 2005, in local currency terms. However, returns in U.S. dollars were depressed for unhedged investors due to a rebound in the dollar. In March, the U.S. Federal Reserve cited increasing inflation pressures and evidence of pricing power, which led investors to believe that more aggressive monetary tightening might lie ahead. Economic news from Japan was disappointing, causing Japanese stocks to lag. Most other Asian markets lagged modestly while Europe outperformed. From a sector perspective, defensive stocks, such as consumer staples and utilities, held up while pharmaceutical stocks did not. Information technology and telecom services stocks also lagged, as they were the worst performing sectors during the quarter. Energy was the best performer as the price of oil rebounded, ending the quarter slightly off its 2004 peak.

International equity markets continued to fall in April, making it the third down month of the year. Signs of slowing economic growth were reinforced when, late in the month, the U.S. Commerce Department announced that GDP, in the first quarter of 2005, was below expectations and the slowest pace in two years. More evidence of a global slowdown came from Japan, as consumer confidence was below expectations. Global large cap stocks outperformed both mid and small caps, reversing a trend that has been in place for an extended period. Merger activity remained robust, particularly in the U.S. energy sector, as ChevronTexaco and Valero Energy announced plans to acquire Unocal and Premcor, respectively. From a sector perspective, defensive sectors such as consumer staples, health care, and utilities all outperformed during the month as the broader market declined. Materials and industrials lagged due to concerns over a slowing economy. Consumer discretionary also lagged during the month. Regionally, most Asian countries posted positive returns except Japan, while most European countries lagged.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the International Equity Fund returned 7.86% for the six months ended April 30, 2005. The Fund underperformed the MSCI EAFE Index ("Index") return of 8.71% and the Lipper International Funds Index return of 8.01%.

                                    ANNUALIZED TOTAL RETURNS
                             --------------------------------------
                                     PERIODS ENDED 4/30/05
                             --------------------------------------
                             6 MONTHS   1 YEAR   5 YEARS   10 YEARS
                             --------   ------   -------   --------
Institutional Class(1).....   7.86%     16.50%     4.71%    9.49%
PlanAhead Class(1).........   7.72%     16.23%     4.53%    9.22%
Service Class(1,2).........   7.62%     15.94%     4.41%    9.16%
AMR Class(1)...............   8.06%     16.87%     4.98%    9.77%
Lipper Int'l. Funds
 Index.....................   8.01%     13.43%    -0.24%    6.80%
MSCI EAFE Index............   8.71%     14.95%    -0.55%    4.77%

The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the five-year and ten-year periods represents the total returns achieved by the PlanAhead Class from 4/30/95 up to 5/1/03, the inception date of the Service Class, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the PlanAhead Class. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 4/30/95.

     The Fund underperformed the Index over the past six months primarily due to timing differences in currency pricing between the Fund (4 p.m. Eastern time) and the Index (4 p.m. London time), Fund expenses and unfavorable country allocation. Country allocation detracted value as the Fund had a nearly 4% underweighting in Australia versus the Index and the Australian market gained 13.8% during the period. Additionally, the Fund had a nearly 2% overweighting to Ireland and the Irish market was the worst performing, and only, EAFE market with a negative return (-0.5%) for the period.

     Stock selection was positive in the United Kingdom and France, but was largely offset by negative selection in Japan and Singapore. In the U.K., significant positions in GlaxoSmithKline, British American Tobacco, BHP Billiton and Cadbury Schweppes added value as each gained over 20% for the period. In France, the Fund's largest holding during the period, Sanofi-Synthelabo, also gained over 20% for the six month time period. Konica Minolta, which dropped approximately 27%, was the biggest disappointment in Japan, while Creative Technology (down approximately 20%) contributed to the weak stock selections in Singapore during the period.

     Although economic and market conditions vary from period to period, the Fund's primary strategy remains consistent as it focuses on investing in undervalued companies with above-average earnings growth expectations.

     Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM) -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Sanofi-Synthelabo                                    2.4%
GlaxoSmithKline plc                                  2.2%
Royal Bank of Scotland Group plc                     1.9%
Total S.A.                                           1.9%
Koninklijke (Royal) Philips Electronics N.V.         1.7%
Unilever plc                                         1.5%
Diageo plc                                           1.5%
Royal Dutch Petroleum Company                        1.3%
BAE Systems plc                                      1.3%
Nestle SA                                            1.3%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                           24.6%
Consumer Discretionary                               13.3%
Industrials                                          12.0%
Health Care                                           9.3%
Consumer Staples                                      8.9%
Telecommunication Services                            8.6%
Energy                                                8.1%
Materials                                             6.8%
Information Technology                                4.5%
Utilities                                             3.9%

REGIONAL ALLOCATION*

                                  (PIE CHART)

       EUROPE          PACIFIC RIM   NORTH AMERICA   CENTRAL AMERICA
---------------------  -----------   -------------   ---------------
75.4%                     22.7%          1.7%             0.2%

*   Allocation based upon gross investments in American
Beacon Master Trust International Equity Portfolio.

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from November 1, 2004 through April 30, 2005.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM) -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                           BEGINNING    ENDING      EXPENSES PAID
                            ACCOUNT     ACCOUNT    DURING PERIOD*
                             VALUE       VALUE        11/1/04-
                            11/1/04     4/30/05        4/30/05
                           ---------   ---------   ---------------
INSTITUTIONAL CLASS
Actual                     $1,000.00   $1,078.62        $3.66
Hypothetical               $1,000.00   $1,021.27        $3.56
  (5% return before expenses)
PLANAHEAD CLASS
Actual                     $1,000.00   $1,077.25        $4.96
Hypothetical               $1,000.00   $1,020.02        $4.82
  (5% return before expenses)
SERVICE CLASS
Actual                     $1,000.00   $1,076.17        $6.34
Hypothetical               $1,000.00   $1,018.69        $6.16
  (5% return before expenses)
AMR CLASS
Actual                     $1,000.00   $1,080.62        $2.30
Hypothetical               $1,000.00   $1,022.58        $2.24
  (5% return before expenses)

* Expense amounts are inclusive of the Fund's proportionate share of expenses of the American Beacon Master Trust International Equity Portfolio. Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.71%, 0.96%, 1.23%, 0.45%, for the Institutional, PlanAhead, Service, and AMR Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005 (Unaudited) (in thousands)
--------------------------------------------------------------------------------

ASSETS:
    Investments in Portfolio, at value......................  $ 2,148,472
    Receivable for fund shares sold.........................        4,463
                                                              -----------
        TOTAL ASSETS........................................    2,152,935
                                                              -----------
LIABILITIES:
    Payable for fund shares redeemed........................        4,225
    Administrative service and service fees payable.........          324
    Other liabilities.......................................          266
                                                              -----------
        TOTAL LIABILITIES...................................        4,815
                                                              -----------
NET ASSETS..................................................  $ 2,148,120
                                                              ===========
ANALYSIS OF NET ASSETS:
    Paid-in-capital.........................................    1,766,276
    Undistributed net investment income.....................       16,829
    Accumulated net realized gain (loss)....................       52,316
    Unrealized appreciation (depreciation) of investments,
     futures contracts and foreign currency.................      312,699
                                                              -----------
NET ASSETS..................................................  $ 2,148,120
                                                              ===========
Shares outstanding (no par value):
    Institutional Class.....................................   57,792,728
                                                              ===========
    PlanAhead Class.........................................   23,980,691
                                                              ===========
    Service Class...........................................      124,374
                                                              ===========
    AMR Class...............................................   27,298,732
                                                              ===========
Net asset value, offering and redemption price per share:
    Institutional Class.....................................  $     19.68
                                                              ===========
    PlanAhead Class.........................................  $     19.52
                                                              ===========
    Service Class...........................................  $     19.38
                                                              ===========
    AMR Class...............................................  $     19.79
                                                              ===========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
Six Months Ended April 30, 2005 (Unaudited) (in thousands)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Investment income allocated from the Portfolio..........  $ 29,188
    Expenses allocated from the Portfolio...................    (4,246)
                                                              --------
        TOTAL INVESTMENT INCOME.............................    24,942
                                                              --------
EXPENSES:
    Administrative service fees (Note 2):
      Institutional Class...................................     1,402
      PlanAhead Class.......................................       494
      Service Class.........................................         2
    Transfer agent fees:
      Institutional Class...................................       104
      PlanAhead Class.......................................        42
      AMR Class.............................................         8
    Professional fees.......................................        26
    Registration fees and expenses..........................        79
    Service fees -- PlanAhead Class (Note 2)................       494
    Service fees -- Service Class (Note 2)..................         2
    Distribution fees -- Service Class (Note 2).............         2
    Prospectus and shareholder reports......................       229
    Other expenses..........................................         7
                                                              --------
        TOTAL EXPENSES......................................     2,891
                                                              --------
NET INVESTMENT INCOME.......................................    22,051
                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net increase from payments by affiliates................       369
    Net realized gain allocated from the Portfolio..........   111,040
    Change in net unrealized gain allocated from the
     Portfolio..............................................     5,291
                                                              --------
        NET GAIN (LOSS) ON INVESTMENTS......................   116,700
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $138,751
                                                              ========
    * Foreign taxes.........................................  $  4,609

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                SIX MONTHS      YEAR ENDED
                                                                  ENDED         OCTOBER 31,
                                                              APRIL 30, 2005       2004
                                                              --------------    -----------
                                                               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income...................................    $   22,051      $   25,715
    Net realized gain (loss) on investments, futures
     contracts, and foreign currency transactions...........       111,409**       111,748
    Change in unrealized gain allocated from the
     Portfolio..............................................         5,291         153,263
                                                                ----------      ----------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................       138,751         290,726
                                                                ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class...................................       (13,529)        (19,224)
      PlanAhead Class.......................................        (4,004)         (4,201)
      Service Class.........................................           (22)             --
      AMR Class.............................................        (7,644)         (9,135)
                                                                ----------      ----------
        NET DISTRIBUTIONS TO SHAREHOLDERS...................       (25,199)        (32,560)
                                                                ----------      ----------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares...........................       447,101         670,346
    Reinvestment of dividends and distributions.............        22,373          28,865
    Cost of shares redeemed.................................      (235,606)       (379,293)
    Redemption fees.........................................            35              21
                                                                ----------      ----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
        SHARE TRANSACTIONS..................................       233,903         319,939
                                                                ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS.......................       347,455         578,105
                                                                ----------      ----------
NET ASSETS:
    Beginning of period.....................................     1,800,665       1,222,560
                                                                ----------      ----------
    END OF PERIOD*..........................................    $2,148,120      $1,800,665
                                                                ==========      ==========
    *  Includes undistributed net investment income (loss)
     of.....................................................    $   16,829      $   10,007
                                                                ==========      ==========
    ** Includes $369 payment by affiliate.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust"), formerly known as the American AAdvantage Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon International Equity Fund, a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager"), formerly known as AMR Investment Services, Inc., is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     The American Beacon International Equity Fund (the "Fund") invests all of its investable assets in the International Equity Portfolio (the "Portfolio") of the American Beacon Master Trust, which has the same investment objectives as the Fund. The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At April 30, 2005 the Fund's investment was 95.9% of the Portfolio.

     The financial statements of the Portfolio, including Notes to Financial Statements, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Notes to Financial Statements of the Portfolio include a discussion of investment valuation, security transactions and investment income, the management agreement and securities lending.

  Class Disclosure

     The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                                       OFFERED TO:                            SERVICE AND DISTRIBUTION FEES:
------                                       -----------                            ------------------------------
INSTITUTIONAL CLASS  Investors making an initial investment of $2 million         Administrative Service        0.25%
                                                                                  Fee --
PLANAHEAD CLASS      General public and investors investing through an            Administrative Service        0.25%
                     intermediary                                                 Fee --                        0.25%
                                                                                  Service Fee --
SERVICE CLASS        Investors investing through an intermediary                  Administrative Service        0.25%
                                                                                  Fee --                        0.25%
                                                                                  Service Fee --                0.25%
                                                                                  Distribution Fee --
AMR CLASS            Investors in the tax-exempt retirement and benefit plans of  N/A
                     AMR Corporation and its affiliates

     Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

  Security Valuation

     The Fund records its investment in the Portfolio at fair value. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

 Redemption Fees

     The Fund imposes a 2% redemption fee on certain Institutional, PlanAhead and Service Class shares held for less than 30 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in the Fund. The "first-in, first-out" method is used to determine the holding period.

 Investment Income

     The Fund records its share of net investment income and realized and unrealized gain (loss) in the Portfolio each day. All net investment income and realized and unrealized gain (loss) of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

  Dividends to Shareholders

     Dividends from net investment income of the Fund normally will be declared and paid annually. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   TRANSACTIONS WITH AFFILIATES

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement that obligates the Manager to provide or oversee administrative and management services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

receives an annualized fee of .25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of the Fund.

  Distribution Plans

     The Trust, except for the Service Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

  Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of the Fund.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses are provided free unlimited air transportation on American. Retired Trustees and their spouses are provided free air transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American, already receives flight benefits. Mr. O'Sullivan receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended. At April 30, 2005, AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof owned 100% of AMR Class shares of the Fund.

     During the period ended April 30, 2005, a subadvisor voluntarily reimbursed the Portfolio for the loss associated with a rights offering that expired totaling $383,000. The shares that would have been acquired through a full exercise of the rights were subsequently purchased on the open market. The subadvisor reimbursed the Portfolio for the appreciation of the shares over the exercise price, transaction costs and foreign exchange costs incurred in making this purchase in the open market. This reimbursement is reflected in the gain/loss section of the Statement of Operations.

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

  Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating Funds. At April 30, 2005, the Fund had not utilized the credit facility.

3.   FEDERAL INCOME AND EXCISE TAXES

     It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     Dividends are determined in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions during the six months ended April 30, 2005 and the fiscal year ended October 31, 2004 were as follows (in thousands):

                                                                SIX MONTHS
                                                                  ENDED              YEAR ENDED
                                                              APRIL 30, 2005      OCTOBER 31, 2004
                                                              --------------      ----------------
                                                               (UNAUDITED)
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class.....................................     $13,529              $19,224
    PlanAhead Class.........................................       4,004                4,201
    Service Class...........................................          22                   --
    AMR Class...............................................       7,644                9,135
LONG-TERM CAPITAL GAIN
    Institutional Class.....................................          --                   --
    PlanAhead Class.........................................          --                   --
    Service Class...........................................          --                   --
    AMR Class...............................................          --                   --
                                                                 -------              -------
        TOTAL DISTRIBUTIONS PAID............................     $25,199              $32,560
                                                                 -------              -------

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     As of April 30, 2005, the components of distributable earnings were as follows (in thousands):

Cost basis of investments for federal income tax purposes...   $2,377,001

Unrealized appreciation.....................................      340,042
Unrealized depreciation.....................................      (35,365)
                                                               ----------
Net unrealized appreciation/(depreciation)..................      304,677
Undistributed ordinary income...............................       18,742
Undistributed long-term gain/(loss).........................       64,889
                                                               ----------
Distributable earnings......................................   $  388,308
                                                               ==========

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, book amortization for premiums, and the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences that have been reclassified as of October 31, 2004 (in thousands):

Paid-in-capital.............................................  $   525
Undistributed net investment income.........................    9,180
Accumulated net realized gain (loss)........................   (9,705)
Unrealized appreciation (depreciation) of investments,
  futures contracts and foreign currency....................       --

     The Fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the six months ended April 30, 2005, the fund utilized $33,901,000 of capital loss carryforwards.

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

4.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Fund (in thousands):

Six Months Ended April 30, 2005

                               INSTITUTIONAL CLASS     PLANAHEAD CLASS       SERVICE CLASS         AMR CLASS
                               -------------------    ------------------    ----------------   ------------------
                               SHARES     AMOUNT      SHARES     AMOUNT     SHARES    AMOUNT   SHARES     AMOUNT
                               ------    ---------    ------    --------    ------    ------   -------   --------
Shares sold................     7,407    $ 148,251     9,199    $183,763       107    $2,135     5,639   $112,952
Reinvestment of dividends..       543       10,788       199       3,920         1        22       383      7,643
Shares redeemed*...........    (5,895)    (117,681)   (2,373)    (47,302)      (24)     (480)   (3,487)   (70,108)
                               ------    ---------    ------    --------    ------    ------   -------   --------
Net increase in shares
  outstanding..............     2,055    $  41,358     7,025    $140,381        84    $1,677     2,535   $ 50,487
                               ======    =========    ======    ========    ======    ======   =======   ========

* Net of Redemption Fees

Year Ended October 31, 2004

                            INSTITUTIONAL CLASS      PLANAHEAD CLASS       SERVICE CLASS          AMR CLASS
                            -------------------    -------------------    ----------------   -------------------
                            SHARES     AMOUNT      SHARES     AMOUNT      SHARES    AMOUNT   SHARES     AMOUNT
                            ------    ---------    ------    ---------    ------    ------   -------   ---------
Shares sold.............    15,750    $ 270,812    12,974    $ 218,345        43    $  744    10,345   $ 180,445
Reinvestment of
  dividends.............       975       15,613       258        4,117        --        --       568       9,135
Shares redeemed*........    (7,712)    (131,052)   (7,839)    (128,653)       (3)      (54)   (6,917)   (119,513)
                            ------    ---------    ------    ---------    ------    ------   -------   ---------
Net increase in shares
  outstanding...........     9,013    $ 155,373     5,393    $  93,809        40    $  690     3,996   $  70,067
                            ======    =========    ======    =========    ======    ======   =======   =========

* Net of Redemption Fees

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

AMERICAN BEACON INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                 INSTITUTIONAL CLASS
                                                     ----------------------------------------------------------------------------
                                                       SIX MONTHS
                                                         ENDED                           YEAR ENDED OCTOBER 31,
                                                       APRIL 30,       ----------------------------------------------------------
                                                          2005          2004(B)      2003(F)       2002      2001(E)       2000
                                                     --------------    ----------    --------    --------    --------    --------
                                                      (UNAUDITED)
Net asset value, beginning of period...............    $    18.47      $    15.46    $  12.10    $  13.77    $  17.95    $  19.36
                                                       ----------      ----------    --------    --------    --------    --------
Income from investment operations:
Net investment income(A D).........................          0.21            0.30        0.25        0.21        0.24        0.36
  Net gains (losses) on securities (both realized
    and unrealized)(D).............................          1.24            3.12        3.47       (1.62)      (2.96)       0.18
                                                       ----------      ----------    --------    --------    --------    --------
Total income (loss) from investment operations.....          1.45            3.42        3.72       (1.41)      (2.72)       0.54
                                                       ----------      ----------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment income.............         (0.24)          (0.41)      (0.36)      (0.26)      (0.22)      (0.31)
  Distributions from net realized gains on
    securities.....................................            --              --          --          --       (1.24)      (1.64)
                                                       ----------      ----------    --------    --------    --------    --------
Total distributions................................         (0.24)          (0.41)      (0.36)      (0.26)      (1.46)      (1.95)
                                                       ----------      ----------    --------    --------    --------    --------
Redemption fees added to beneficial interest.......            --(I)           --(I)       --(I)       --          --          --
                                                       ----------      ----------    --------    --------    --------    --------
Net asset value, end of period.....................    $    19.68      $    18.47    $  15.46    $  12.10    $  13.77    $  17.95
                                                       ==========      ==========    ========    ========    ========    ========
Total return.......................................         7.86%(G)       22.49%      31.61%      (10.51)%    (16.54)%     2.36%
                                                       ==========      ==========    ========    ========    ========    ========
Ratios and supplemental data:
  Net assets, end of period (in thousands).........    $1,137,456      $1,029,272    $722,333    $537,476    $519,151    $587,869
  Ratios to average net assets (annualized):
    Expenses(D)....................................         0.71%           0.76%       0.79%       0.75%       0.78%       0.72%
    Net investment income(D).......................         2.08%           1.69%       1.97%       1.56%       1.54%       1.64%
    Decrease reflected in above expense ratio due
     to absorption of expenses by the Manager(D)...            --              --          --          --          --          --
  Portfolio turnover rate(C).......................           18%(G)          36%         44%         43%         36%         45%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) The Boston Company was added as an investment advisor to the International Equity Fund on September 27, 2004.

(C) The International Equity Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Trust International Equity Portfolio.

(E) Causeway Capital Management, LLC replaced Merrill Lynch Investment Managers, L.P. as investment advisor to the International Equity Fund on August 31, 2001.

(F) Independence Investment LLC was removed as an investment advisor to the International Equity Fund on October 24, 2003.

(G)  Not annualized

(H) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.

(I)  Amounts represent less than $0.01 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          PLANAHEAD CLASS                                           SERVICE CLASS                 AMR CLASS
--------------------------------------------------------------------   ---------------------------------------   -----------
    SIX MONTHS                                                         SIX MONTHS                                SIX MONTHS
       ENDED                    YEAR ENDED OCTOBER 31,                    ENDED      YEAR ENDED     MAY 1 TO        ENDED
     APRIL 30,    --------------------------------------------------    APRIL 31,    OCTOBER 31,   OCTOBER 31,    APRIL 31,
       2005       2004(B)    2003(F)     2002     2001(E)     2000        2005         2004(B)       2003(F)        2005
    -----------   --------   --------   -------   --------   -------   -----------   -----------   -----------   -----------
    (UNAUDITED)                                                        (UNAUDITED)                               (UNAUDITED)
     $  18.31     $  15.34   $  11.95   $ 13.58   $  17.72   $ 19.13     $18.24       $   15.31    $    12.18     $  18.58
     --------     --------   --------   -------   --------   -------     ------       ---------    ----------     --------
         0.19         0.26       0.22      0.15       0.19      0.31       0.20            0.30          0.09         0.24
         1.24         3.08       3.46     (1.56)     (2.92)     0.18       1.20            2.99          3.04         1.26
     --------     --------   --------   -------   --------   -------     ------       ---------    ----------     --------
         1.43         3.34       3.68     (1.41)     (2.73)     0.49       1.40            3.29          3.13         1.50
     --------     --------   --------   -------   --------   -------     ------       ---------    ----------     --------
        (0.22)       (0.37)     (0.29)    (0.22)     (0.17)    (0.26)     (0.26)          (0.36)           --        (0.29)
           --           --         --        --      (1.24)    (1.64)        --              --            --           --
     --------     --------   --------   -------   --------   -------     ------       ---------    ----------     --------
        (0.22)       (0.37)     (0.29)    (0.22)     (1.41)    (1.90)     (0.26)          (0.36)           --        (0.29)
     --------     --------   --------   -------   --------   -------     ------       ---------    ----------     --------
           --(I)        --(I)       --(I)      --       --        --         --(I)           --(I)         --(I)        --(I)
     --------     --------   --------   -------   --------   -------     ------       ---------    ----------     --------
     $  19.52     $  18.31   $  15.34   $ 11.95   $  13.58   $ 17.72     $19.38       $   18.24    $    15.31     $  19.79
     ========     ========   ========   =======   ========   =======     ======       =========    ==========     ========
        7.72%(G)    22.16%     31.62%    (10.57)%   (16.79)%   2.08%      7.62%(G)       21.88%        25.70%(G)     8.06%(G)
     ========     ========   ========   =======   ========   =======     ======       =========    ==========     ========
     $468,135     $310,540   $177,425   $99,636   $113,948   $85,680     $2,410       $     739    $        1     $540,119
        0.96%        1.02%      1.10%     1.04%      1.10%     1.01%      1.23%           1.27%         1.50%        0.45%
        1.96%        1.46%      1.68%     1.35%      1.22%     1.43%      1.74%           0.81%         1.33%        2.35%
           --           --         --        --         --        --         --           4.99%     1,137.58%           --
          18%(G)       36%        44%       43%        36%       45%        18%(G)          36%           44%(H)       18%(G)

                          AMR CLASS
---  ----------------------------------------------------

                    YEAR ENDED OCTOBER 31,
     ----------------------------------------------------
     2004(B)    2003(F)      2002     2001(E)      2000
     --------   --------   --------   --------   --------

     $  15.54   $  12.18   $  13.86   $  18.07   $  19.46
     --------   --------   --------   --------   --------
         0.34       0.29       0.24       0.28       0.41
         3.14       3.46      (1.62)     (2.98)      0.20
     --------   --------   --------   --------   --------
         3.48       3.75      (1.38)     (2.70)      0.61
     --------   --------   --------   --------   --------
        (0.44)     (0.39)     (0.30)     (0.27)     (0.36)
           --         --         --      (1.24)     (1.64)
     --------   --------   --------   --------   --------
        (0.44)     (0.39)     (0.30)     (1.51)     (2.00)
     --------   --------   --------   --------   --------
           --(I)       --(I)       --       --         --
     --------   --------   --------   --------   --------
     $  18.58   $  15.54   $  12.18   $  13.86   $  18.07
     ========   ========   ========   ========   ========
       22.84%     31.77%     (10.26)%   (16.35)%    2.69%
     ========   ========   ========   ========   ========
     $460,114   $322,801   $264,579   $301,762   $428,329
        0.49%      0.52%      0.49%      0.52%      0.46%
        1.97%      2.22%      1.81%      1.78%      1.92%
           --         --         --         --         --
          36%        44%        43%        36%        45%

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
STOCKS - 94.33%
AUSTRALIA - 1.54%
AUSTRALIA PREFERRED STOCK - 0.16%
AMP Limited..................       697,790   $    3,691
                                              ----------
    TOTAL AUSTRALIA PREFERRED
      STOCK..................                      3,691
                                              ----------
AUSTRALIA COMMON STOCK - 1.38%
Alumina Limited..............       983,760        4,420
Commonwealth Bank of
  Australia..................       216,840        6,174
Macquarie Airports Management
  Limited+...................     2,137,138        5,622
Macquarie Infrastructure
  Group+.....................     1,293,774        3,688
National Australia Bank......       356,430        8,140
The News Corporation
  Limited....................       189,580        2,897
                                              ----------
    TOTAL AUSTRALIA COMMON
      STOCK..................                     30,941
                                              ----------
    TOTAL AUSTRALIA..........                     34,632
                                              ----------
CANADA COMMON STOCK - 1.61%
Alcan, Incorporated..........       138,171        4,480
BCE, Incorporated............       318,360        7,641
Celestica, Incorporated+.....       757,200        8,756
Husky Energy,
  Incorporated(+)............       141,880        4,132
Manulife Financial
  Corporation................       241,365       11,062
                                              ----------
    TOTAL CANADA COMMON
      STOCK..................                     36,071
                                              ----------
DENMARK COMMON STOCK - 0.08%
Vestas Wind Systems+(+)......       147,226        1,862
                                              ----------
    TOTAL DENMARK COMMON
      STOCK..................                      1,862
                                              ----------
FINLAND COMMON STOCK - 2.00%
KCI Konecranes Oyj(+)........       112,450        4,409
M-real Oyj...................       459,670        2,491
Nokia Oyj(+).................       891,700       14,250
Stora Enso Oyj...............       619,200        8,214
UPM-Kymmene Oyj..............       768,000       15,357
                                              ----------
    TOTAL FINLAND COMMON
      STOCK..................                     44,721
                                              ----------
FRANCE COMMON STOCK - 10.49%
Accor S.A.(+)................       109,880        5,022
AXA(+).......................       729,681       17,988
BNP Paribas S.A.(+)..........       279,678       18,429
Carrefour S.A.(+)............       347,797       16,903
Compagnie Generale des
  Etablissements
  Michelin(+)................       103,230        6,253

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Credit Agricole S.A.(+)......       368,654   $    9,545
France Telecom S.A.+.........       690,390       20,210
Lagardere S.C.A.(+)..........        84,200        6,089
Sanofi-Synthelabo(+).........       616,127       54,558
Schneider Electric S.A.(+)...       186,300       13,413
Suez S.A.(+).................       244,630        6,683
Total S.A.(+)................       191,940       42,596
Vinci S.A.(+)................       115,640       17,374
                                              ----------
    TOTAL FRANCE COMMON
      STOCK..................                    235,063
                                              ----------
GERMANY - 7.44%
GERMANY PREFERRED STOCK - 2.07%
Commerzbank AG(+)............       134,900        2,962
Depfa Bank plc...............       585,737        9,030
Deutsche Telekom+(+).........       747,000       13,960
Heidelberger Druck+(+).......       119,900        3,382
Karstadt Quelle AG+(+).......       570,934        5,511
Schering AG(+)...............       175,800       11,604
                                              ----------
    TOTAL GERMANY PREFERRED
      STOCK..................                     46,449
                                              ----------
GERMANY COMMON STOCK - 5.37%
BASF AG+(+)..................        83,920        5,432
Bayer AG(+)..................       157,500        5,168
Celesio AG(+)................       135,245       10,717
Deutsche Post AG.............     1,168,012       27,348
E.ON AG+(+)..................       269,380       22,706
Merck KGaA(+)................        44,840        3,433
Muenchener Rueckversicherung-
  Gesellschaft AG+(+)........        23,787        2,610
Porsche AG...................         8,068        5,222
Siemens AG...................       193,300       14,170
Volkswagen AG(+).............       563,960       23,484
                                              ----------
    TOTAL GERMANY COMMON
      STOCK..................                    120,290
                                              ----------
    TOTAL GERMANY............                    166,739
                                              ----------
HONG KONG COMMON STOCK - 1.96%
Cheung Kong Holdings
  Limited....................       761,000        7,198
China Netcom Group...........     3,622,000        4,889
Henderson Land Development
  Company Limited............     2,045,000        9,534
Hutchison Whampoa Limited....       207,000        1,857
PetroChina Company Limited...    20,252,000       12,025
Swire Pacific Limited+.......       995,500        8,365
                                              ----------
    TOTAL HONG KONG COMMON
      STOCK..................                     43,868
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
IRELAND COMMON STOCK - 1.83%
Allied Irish Banks plc.......       513,213   $   10,442
Bank of Ireland..............       999,300       15,087
CRH plc......................       616,495       15,342
                                              ----------
    TOTAL IRELAND COMMON
      STOCK..................                     40,871
                                              ----------
ITALY COMMON STOCK - 2.49%
Enel S.p.A. .................       796,460        7,559
Eni S.p.A.(+)................       864,747       21,718
Finmeccanica S.p.A.(+).......     7,173,200        6,664
Riunione Adriatica di Sicurta
  S.p.A.(+)..................       224,303        4,887
Telecom Italia S.p.A.(+).....     1,448,489        4,913
UniCredito Italiano
  S.p.A.(+)..................     1,789,100       10,039
                                              ----------
    TOTAL ITALY COMMON
      STOCK..................                     55,780
                                              ----------
JAPAN COMMON STOCK - 15.16%
Aiful Corporation............        48,250        3,590
Aiful Corporation,
  warrants...................        24,125        1,760
Acom Company Limited.........       145,520        9,334
Alps Electric Company
  Limited(+).................       390,700        6,108
Canon, Incorporated..........       188,300        9,778
DENSO Corporation............       105,500        2,485
East Japan Railway Company...         1,794        9,324
FANUC Limited................       143,000        8,417
Fujitsu Limited..............     1,693,000        9,241
Hitachi Limited+.............       713,000        4,163
Honda Motor Company
  Limited....................       245,700       11,729
Hoya Corporation.............        67,800        7,058
Japan Tobacco, Incorporated..            93        1,195
The Joyo Bank Limited........       229,000        1,141
Kao Corporation..............       264,000        6,053
KDDI Corporation+............         1,682        7,759
Komatsu Limited..............       581,000        4,086
Konica Corporation...........     1,230,840       11,839
Mabuchi Motor Company
  Limited....................        60,700        3,640
Minebea Company Limited......     1,549,000        6,136
Murata Manufacturing Company
  Limited....................       295,800       14,563
NEC Corporation..............       434,000        2,379
NEC Electronics Corporation..        78,400        3,516
Nintendo Company Limited.....        53,200        6,024
Nippon Express Company.......     1,504,500        7,271
Nippon Telegraph & Telephone
  Corporation+...............         1,294        5,376
Nomura Holdings,
  Incorporated...............     1,141,400       14,306
NTT DoCoMo, Incorporated.....         3,725        5,736

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Promise Company Limited......       197,050   $   12,708
ROHM Company Limited.........         6,000          564
Sekisui House Limited........       548,000        5,761
Seiko Epson Corporation......       143,200        4,952
Shinsei Bank, Limited........       984,000        5,324
Shin-Etsu Chemical Company
  Limited....................       371,000       13,654
Sompo Japan Insurance,
  Incorporated...............       628,000        6,060
Sony Corporation(+)..........       343,000       12,417
Sumitomo Chemical Company
  Limited....................     1,671,600        8,522
Sumitomo Trust and Banking
  Company Limited............       863,000        5,379
Takeda Chemical Industries
  Limited....................       448,800       21,799
Takefuji Corporation.........       345,100       21,669
Tokyo Gas Company
  Limited(+).................     2,408,000        9,631
Toyoda Gosei Company
  Limited(+).................       209,988        3,825
Toyota Motor Corporation.....       350,600       12,705
Yamanouchi Pharmaceutical
  Company Limited............       296,100       10,744
                                              ----------
    TOTAL JAPAN COMMON
      STOCK..................                    339,721
                                              ----------
MEXICO COMMON STOCK - 0.17%
Telefonos de Mexico, S.A. de
  C.V., ADR..................       111,700        3,787
                                              ----------
    TOTAL MEXICO COMMON
      STOCK..................                      3,787
                                              ----------
NETHERLANDS COMMON STOCK - 6.98%
ABN AMRO Holding N.V.(+).....       368,276        9,014
CNH Global N.V. .............        34,330          617
Fortis Bank N.V.+............       218,600        6,066
Heineken N.V. ...............       272,415        8,656
IHC Caland N.V.(+)...........        78,300        5,090
ING Groep N.V. ..............       859,014       23,553
Koninklijke (Royal) Philips
  Electronics N.V. ..........     1,498,568       37,380
Reed Elsevier N.V. ..........       200,230        2,882
Royal Dutch Petroleum
  Company+...................       512,050       29,864
TPG N.V.+....................       526,811       14,328
Unilever N.V. ...............        78,447        5,055
Vedior N.V.(+)...............       183,444        2,821
VNU N.V.(+)..................       173,280        4,877
Wolters Kluwer N.V. .........       351,700        6,262
                                              ----------
    TOTAL NETHERLANDS COMMON
      STOCK..................                    156,465
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
NEW ZEALAND COMMON STOCK - 0.65%
Carter Holt Harvey Limited...     2,279,757   $    3,102
Telecom Corporation of New
  Zealand Limited............     2,608,314       11,571
                                              ----------
    TOTAL NEW ZEALAND COMMON
      STOCK..................                     14,673
                                              ----------
NORWAY COMMON STOCK - 1.18%
Frontline Limited+...........         5,900          261
Norsk Hydro ASA(+)...........        50,830        4,004
Ship Finance International
  Limited....................         2,065           38
Statoil ASA(+)...............       392,200        6,906
Telenor ASA(+)...............     1,828,790       15,275
                                              ----------
    TOTAL NORWAY COMMON
      STOCK..................                     26,484
                                              ----------
PORTUGAL COMMON STOCK - 0.85%
Portugal Telecom, SGPS,
  S.A. ......................     1,738,233       19,082
                                              ----------
    TOTAL PORTUGAL COMMON
      STOCK..................                     19,082
                                              ----------
SINGAPORE COMMON STOCK - 1.51%
Creative Technology Limited..       659,320        5,692
Development Bank of Singapore
  Group Holdings Limited.....     1,523,495       13,328
Oversea-Chinese Banking
  Corporation Limited........     1,106,650        9,084
United Overseas Bank
  Limited....................       659,000        5,768
                                              ----------
    TOTAL SINGAPORE COMMON
      STOCK..................                     33,872
                                              ----------
SOUTH KOREA COMMON STOCK - 0.61%
Kookmin Bank, ADR............       140,510        6,007
Korea Electric Power
  Corporation................        86,860        2,523
LG Electronics,
  Incorporated...............        76,760        5,157
                                              ----------
    TOTAL SOUTH KOREA COMMON
      STOCK..................                     13,687
                                              ----------
SPAIN COMMON STOCK - 3.00%
Altadis S.A. ................        76,432        3,244
Banco Popular Espanol
  S.A.(+)....................       105,280        6,560
Banco Santander Central
  Hispano SA.................       619,194        7,230
Enagas S.A. .................       422,285        6,677
Endesa S.A.+(+)..............       274,000        5,987
Iberdrola S.A.(+)............       227,197        5,924
Repsol YPF S.A.+(+)..........       284,340        7,227
Telefonica S.A.+(+)..........     1,428,261       24,287
                                              ----------
    TOTAL SPAIN COMMON
      STOCK..................                     67,136
                                              ----------
SWEDEN COMMON STOCK - 2.23%
Atlas Copco AB(+)............       163,810        7,447
Autoliv, Incorporated+(+)....       156,650        6,976

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Electrolux AB(+).............       256,480   $    5,184
ForeningsSparbanken AB(+)....       144,600        3,403
Nordea AB+...................       641,720        6,088
Securitas AB(+)..............       397,230        6,380
Stora Enso Oyj, Series A.....        70,802          946
Stora Enso Oyj, Series
  R(+).......................       222,142        2,964
TDC A/S+(+)..................       116,000        4,955
Volvo AB(+)..................       140,410        5,696
                                              ----------
    TOTAL SWEDEN COMMON
      STOCK..................                     50,039
                                              ----------
SWITZERLAND COMMON STOCK - 7.19%
Adecco SA(+).................       143,820        6,949
Ciba Specialty Chemicals
  Holding, Incorporated......       139,900        8,759
Compagnie Financiere
  Richemont AG+..............       191,300        5,699
Credit Suisse Group(+).......       578,749       24,362
Geberit AG(+)................         8,512        5,712
Lonza Group AG(+)............       162,473        9,782
Nestle SA+(+)................       106,550       27,980
Novartis AG..................       494,730       24,075
Swiss Reinsurance(+).........       344,520       22,844
Syngenta AG..................        71,951        7,443
UBS AG(+)....................        68,050        5,456
Zurich Financial Services
  AG+........................        70,800       11,959
                                              ----------
    TOTAL SWITZERLAND COMMON
      STOCK..................                    161,020
                                              ----------
UNITED KINGDOM COMMON STOCK - 25.36%
Alliance Unichem plc.........       409,450        6,243
AMVESCAP plc.................       353,530        2,055
Anglo American plc...........       214,690        4,784
Aviva plc....................       902,640       10,188
BAA plc......................       950,007       10,525
BAE Systems plc+.............     5,938,540       28,997
Barclays plc.................     1,461,500       15,053
Barratt Development plc......       568,600        6,470
BHP Billiton plc.............       337,709        4,116
BOC Group....................       533,162        9,880
BP plc.......................     1,851,020       18,855
Brambles Industries plc......       700,641        3,909
British American Tobacco
  Industries plc.............       783,545       14,665
British Sky Broadcasting
  Group plc..................       721,280        7,465
BT Group plc+................     2,520,579        9,632
Cadbury Schweppes plc........     1,838,870       18,490
Centrica plc.................     2,245,774        9,527
Cobham plc...................        92,280        2,281
Compass Group plc............     2,900,610       12,977
Diageo plc...................     2,323,450       34,397
GKN plc......................     1,586,700        6,995

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
GlaxoSmithKline plc+.........     1,997,898   $   50,288
Hanson plc...................       922,955        8,524
HSBC Holdings plc............     1,178,865       18,844
Imperial Tobacco Group plc...       344,340        9,852
Kesa Electricals plc.........       507,200        2,576
Kingfisher plc...............     2,072,268        9,767
Lloyds TSB Group plc.........     1,835,644       15,764
Marks and Spencer Group
  plc+.......................     1,358,500        8,769
National Grid Transco plc....       562,700        5,537
Pearson plc..................       423,250        5,145
Prudential plc...............     1,036,550        9,348
Reed Elsevier plc+...........       887,360        8,678
Rentokil Initial plc.........     3,589,170       10,770
Reuters Group plc+...........     1,300,658        9,578
Rolls-Royce plc..............     1,128,050        5,120
Rolls-Royce plc, B shares+...    56,402,500          108
Royal Bank of Scotland Group
  plc........................     1,422,328       42,913
J. Sainsbury plc.............     1,311,659        7,082
Shell Transport & Trading
  Company plc................     2,743,210       24,567
Shire Pharmaceuticals Group
  plc........................       378,040        3,928
Smiths Group plc.............       455,630        7,471

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Standard Chartered plc.......       184,450   $    3,326
TI Automotive*...............       681,500           --
Unilever plc.................     3,615,347       34,411
Vodafone Group plc...........     8,414,741       21,964
Yell Group plc...............       843,830        6,475
                                              ----------
    TOTAL UNITED KINGDOM
      COMMON STOCK...........                    568,309
                                              ----------
    TOTAL STOCKS.............                  2,113,882
                                              ----------
SHORT TERM INVESTMENTS - 30.49%
American Beacon Enhanced Cash
  Trust (Notes A and B)......   402,179,722      402,180
American Beacon Money Market
  Select Fund (Notes A and
  B).........................   281,024,237      281,024
                                              ----------
    TOTAL SHORT TERM
      INVESTMENTS............                    683,204
                                              ----------
TOTAL INVESTMENTS - 124.82%
  (COST $2,461,886)..........                  2,797,086
                                              ----------
LIABILITIES, NET OF OTHER
  ASSETS - (24.82%)..........                   (556,146)
                                              ----------
TOTAL NET ASSETS - 100%......                 $2,240,940
                                              ==========

---------------

(A) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(B) All or a portion of this security is purchased with cash collateral for securities loaned.

 (+) - All or a portion of the security is on loan at April 30, 2005. See Note
4.

+ - Non-income producing security.

* - Valued at fair value pursuant to procedures approved by the Board of Trustees.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

FUTURES CONTRACTS
(dollars in thousands)

                                                                                                   UNREALIZED
                                                              NO. OF     EXPIRATION    MARKET    APPRECIATION/
ISSUER                                                       CONTRACTS      DATE       VALUE     (DEPRECIATION)
------                                                       ---------   ----------   --------   --------------
France CAC 40 Index........................................     258      June 2005    $ 12,785      $  (464)
Germany DAX Index..........................................      67      June 2005       9,099         (348)
UK FTSE 100 Index..........................................     373      June 2005      34,166       (1,185)
Hang Seng Index............................................      26       May 2005       2,290            3
Italy MIB 30 Index.........................................      28      June 2005       5,520         (154)
Tokyo FE TOPIX Index.......................................     269      June 2005      28,793       (1,388)
Spain IBEX 35 Index........................................      46       May 2005       5,312         (195)
Sweden OMX Index...........................................     318       May 2005       3,337          (96)
Canada S&PCDA 60 Index.....................................     108      June 2005       8,986         (208)
Australia SPI Index........................................      91      June 2005       7,082         (383)
Netherlands 200 AEX Index..................................      73       May 2005       6,544         (301)
                                                                                      --------      -------

                                                                                      $123,914      $(4,719)
                                                                                      ========      =======

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
(dollars in thousands)

                                                          SETTLEMENT   MARKET    UNREALIZED
CONTRACTS TO DELIVER                                         DATE       VALUE    GAIN/(LOSS)
--------------------                                      ----------   -------   -----------
4,096 Australian Dollar.................................  6/17/2005    $ 3,187      $ (49)
5,343 Canadian Dollar...................................  6/17/2005      4,249        158
11,826 Euro Currency....................................  6/17/2005     15,239         51
1,343,167 Japanese Yen..................................  6/17/2005     12,865       (321)
7,667 Pound Sterling....................................  6/17/2005     14,588       (254)
10,877 Swedish Krona....................................  6/17/2005      1,525         13
4,659 Swiss Franc.......................................  6/17/2005      3,911        (20)
                                                                       -------      -----
TOTAL CONTRACTS TO DELIVER
  (RECEIVABLE AMOUNT $55,142)...........................               $55,564      $(422)
                                                                       =======      =====

                                                         SETTLEMENT    MARKET    UNREALIZED
CONTRACTS TO RECEIVE                                        DATE       VALUE     GAIN/(LOSS)
--------------------                                     ----------   --------   -----------
11,320 Australian Dollar...............................  6/17/2005    $  8,809     $   (42)
13,869 Canadian Dollar.................................  6/17/2005      11,030        (461)
36,557 Euro Currency...................................  6/17/2005      47,108      (1,856)
3,762,860 Japanese Yen.................................  6/17/2005      36,041         (34)
22,831 Pound Sterling..................................  6/17/2005      43,440         (57)
28,500 Swedish Krona...................................  6/17/2005       3,997        (203)
14,255 Swiss Franc.....................................  6/17/2005      11,965        (385)
                                                                      --------     -------
TOTAL CONTRACTS TO RECEIVE
  (PAYABLE AMOUNT $165,428)............................               $162,390     $(3,038)
                                                                      ========     =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
INDUSTRY DIVERSIFICATION
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                              PERCENT OF
                                                              NET ASSETS
                                                              ----------
Consumer Discretionary......................................    12.52%
Consumer Staples............................................     8.39%
Energy......................................................     7.67%
Financials..................................................    23.22%
Health Care.................................................     8.81%
Industrials.................................................    11.33%
Information Technology......................................     4.22%
Materials...................................................     6.40%
Short-Term Investments......................................    30.49%
Telecommunications Services.................................     8.08%
Utilities...................................................     3.69%
Liabilities, Net of Other Assets............................   -24.82%
                                                               -------
                                                               100.00%
                                                               =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005 (unaudited) (in thousands)
--------------------------------------------------------------------------------

ASSETS:
    Investments in unaffiliated securities, at value(A C)...  $2,113,882
    Investments in affiliated securities, at value(B).......     683,204
    Cash denominated in foreign currency (cost $19,049).....      19,051
    Deposit with broker for futures contracts...............       5,627
    Dividends and interest receivable.......................       9,572
    Reclaims receivable.....................................         278
    Receivable for investments sold.........................       6,767
    Receivable for variation margin on open futures
     contracts..............................................         105
                                                              ----------
        TOTAL ASSETS........................................   2,838,486
                                                              ----------
LIABILITIES:
    Payable for investments purchased.......................       5,834
    Payable upon return of securities loaned................     585,721
    Management and investment advisory fees payable (Note
     2).....................................................       1,988
    Unrealized depreciation on foreign currency contracts...       3,460
    Other liabilities.......................................         543
                                                              ----------
        TOTAL LIABILITIES...................................     597,546
                                                              ----------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS....  $2,240,940
                                                              ==========
---------------
(A) Cost of unaffiliated securities.........................  $1,778,682
(B) Cost of affiliated securities...........................  $  683,204
(C) Market value of securities on loan......................  $  557,192

STATEMENT OF OPERATIONS
Six months ended April 30, 2005 (unaudited) (in thousands)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest income.........................................  $    122
    Dividend income from unaffiliated securities (net of
     foreign taxes of $4,786)...............................    27,815
    Dividend income from affiliated securities..............     1,654
    Income derived from commission recapture (Note 5).......       217
    Income derived from securities lending, net (Note 4)....       669
                                                              --------
        TOTAL INVESTMENT INCOME.............................    30,477
                                                              --------
EXPENSES:
    Management and investment advisory fees (Note 2)........     3,739
    Custodian fees..........................................       599
    Professional fees.......................................        61
    Other expenses..........................................        38
                                                              --------
        TOTAL EXPENSES......................................     4,437
                                                              --------
NET INVESTMENT INCOME.......................................    26,040
                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on:
      Investments...........................................    57,537
      Foreign currency transactions.........................    43,256
      Futures contracts.....................................    15,287
    Change in net unrealized appreciation or depreciation
     of:
      Investments...........................................    31,328
      Foreign currency contracts and translations...........   (20,519)
      Futures contracts.....................................    (4,531)
    Net increase from payments by affiliates................       383
                                                              --------
        NET GAIN ON INVESTMENTS.............................   122,741
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $148,781
                                                              ========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                              SIX MONTHS       YEAR
                                                                 ENDED         ENDED
                                                               APRIL 30,    OCTOBER 31,
                                                                 2005          2004
                                                              -----------   -----------
                                                              (UNAUDITED)
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income...................................  $   26,040    $   31,238
    Net realized gain (loss) on investments, futures
     contracts and foreign currency transactions............     116,080       117,757
    Net increase from payments by affiliates................         383            --
    Change in net unrealized appreciation or depreciation of
     investments, futures contracts and foreign currency
     translations...........................................       6,278       162,138
                                                              ----------    ----------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................     148,781       311,133
                                                              ----------    ----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Contributions...........................................     452,252       676,161
    Withdrawals.............................................    (243,094)     (387,228)
                                                              ----------    ----------

        NET INCREASE IN NET ASSETS RESULTING FROM
        TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS.....     209,158       288,933
                                                              ----------    ----------
NET INCREASE IN NET ASSETS..................................     357,939       600,066
                                                              ----------    ----------
NET ASSETS:
    Beginning of period.....................................   1,883,001     1,282,935
                                                              ----------    ----------
    END OF PERIOD...........................................  $2,240,940    $1,883,001
                                                              ==========    ==========

---------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
---------------------------------------------------------------------------------------

                                                         SIX MONTHS
                                                            ENDED               YEAR ENDED OCTOBER 31,
                                                          APRIL 30,    -----------------------------------------
                                                            2005        2004     2003     2002     2001    2000
                                                         -----------   ------   ------   -------   -----   -----
                                                         (UNAUDITED)
TOTAL RETURN...........................................     8.07%(A)   22.85%   31.97%   (10.25%)    N/A     N/A
RATIOS TO AVERAGE NET ASSETS:
    Expenses...........................................     0.41%       0.46%    0.49%     0.47%   0.49%   0.44%
    Net investment income..............................     2.42%       1.99%    2.26%     1.86%   1.82%   1.93%
PORTFOLIO TURNOVER RATE................................       18%(A)      36%      44%       43%     36%     45%

---------------

(A)  Not annualized.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Master Trust (the "Trust"), formerly known as AMR Investment Services Trust, is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company that was organized as a trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated as of November 1, 2004. Prior to November 1, 2004, the Trust was organized as a trust under the laws of the State of New York. The American Beacon Master Trust International Equity Portfolio (the "Portfolio") is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the "Board") to issue beneficial interests in the Portfolio.

     American Beacon Advisors, Inc. (the "Manager"), formerly known as AMR Investment Services, Inc., is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolio.

  Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method which approximates market value.

     Securities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are valued at fair value, as determined in good faith and pursuant to procedures approved by the Board.

     Most foreign markets close before the Exchange. Developments that could affect the values of securities that occur between the close of a foreign market and the close of the Exchange normally will not be reflected in security valuations. If such developments are so significant such that they will, in the judgement of the pricing committee of the Portfolio, clearly and materially affect the value of securities, the previous closing prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange, as determined in good faith and pursuant to procedures approved by the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     The Portfolio may purchase securities with delivery or payment to occur at a later date. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

     Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     There is uncertainty regarding the collectibility of tax reclaims by the Portfolio due to its partnership status for federal income tax purposes. As such, the Portfolio did not accrue tax reclaims totaling $1,003,094 during the period. Upon determination of the Portfolio's entitlement to benefits under foreign tax treaties, if any, tax reclaim income will be accrued.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.

  Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract.

  Futures Contracts

     The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio may purchase or sell futures contracts and options on futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock market. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     Upon entering into a futures contract, the Portfolio is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The initial margin amount is reflected as Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Federal Income and Excise Taxes

     The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, portfolio management and securities lending services. Investment assets of the Portfolio are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to ..10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolio. Management fees paid during the period were as follows (dollars in thousands):

                          AMOUNTS PAID TO   NET AMOUNTS
MANAGEMENT   MANAGEMENT     INVESTMENT      RETAINED BY
 FEE RATE       FEE          ADVISORS         MANAGER
----------   ----------   ---------------   -----------
..25%-.60%      $3,739         $2,660          $1,079

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     As compensation for services provided by the Manager in connection with securities lending activities, the Portfolio pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. During the six months ended April 30, 2005, the Portfolio paid securities lending fees of $149,000 to the Manager.

  Investment in Affiliated Funds

     The Portfolio is permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and approved procedures by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"), an affiliated fund. The Portfolio and the Select Fund have the same investment advisor and therefore, are considered to be affiliated. Cash collateral received by the Portfolio in connection with securities lending may be invested in the Select Fund and the American Beacon Enhanced Cash Trust (collectively, the "Affiliated Funds"). The Manager serves as Trustee and investment advisor to the Affiliated Funds and receives an annualized fee equal to 0.10% of the average daily net assets of the Affiliated Funds. During the period, the Manager earned fees from the Affiliated Funds totaling $71,225 on the Portfolio's direct investment in the Affiliated Funds, and $218,265 from securities lending collateral invested in the Affiliated Funds.

     During the period, the Fund had purchases of $649,620,000 and sales of $682,868,000, for an ending balance of $97,483,000, excluding balances held in the securities lending collateral account.

  Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Portfolio, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Portfolio to borrow from, or lend money to, other participating series managed by the Manager. At April 30, 2005, the Portfolio had not utilized the credit facility.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses are provided free unlimited air transportation on American. Retired Trustees and their spouses are provided free air transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American, already receives flight benefits. Mr. O'Sullivan receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended.

     During the period ended April 30, 2005, a subadvisor voluntarily reimbursed the Portfolio for the loss associated with a rights offering that expired totaling $383,000. The shares that would have been acquired through a full exercise of the rights were subsequently purchased on the open markets. The subadvisor reimbursed the Portfolio for the appreciation of the shares over the exercise

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

price, transaction costs and foreign exchange costs incurred in making this purchase in the open market. This reimbursement is reflected in the gain/loss section of the Statement of Operations.

3.   INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, (in thousands), for the six months ended April 30, 2005 were $646,378 and $364,771, respectively.

4.   SECURITIES LENDING

     The Portfolio may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% (for loans of US securities) or 105% (for non-US securities) of the market value of the loaned securities at the inception of each loan. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Portfolio and the Agent and is recorded as income for the Portfolio. To the extent that a loan is secured by non-cash collateral, brokers pay the Portfolio negotiated lenders' fees, which are divided between the Portfolio and the Agent and are recorded as securities lending income for the Portfolio. The Portfolio also continues to receive income on the securities loaned, and any gain or loss in the market prices of securities loaned that may occur during the term of the loan.

     Risks to the Portfolio in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

     At April 30, 2005, securities with a market value of approximately $557,192,000 were loaned by the Portfolio. Cash collateral held by the custodian for the Portfolio in an investment in the Affiliated Funds totaled $585,721,000.

5.   COMMISSION RECAPTURE

     The Portfolio has established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio.

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT OF THE FUND
(Unaudited)
--------------------------------------------------------------------------------

  Renewal of Management Agreement and Investment Advisory Agreements

     At their February 23, 2005 meeting, the Trustees considered the renewal of the existing Management Agreement between the Manager and the Fund and each Investment Advisory Agreement between the Fund and the sub-advisors. As part of the renewal process, legal counsel to the Trusts and the independent Trustees sent information request letters to the Manager and each sub-advisor seeking certain relevant information. The responses by the Manager and sub-advisors were provided to the Trustees for their review prior to their meeting, and the Trustees were provided with the opportunity to request any additional materials.

     The Trustees considered, among other materials, responses by the Manager and the sub-advisors to inquiries requesting:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Fund, or any other area, including how these changes might affect the Fund;

     - a copy of the firm's most recent audited or unaudited financial statements as well as Parts I and II of its Form ADV;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm's performance was materially below that of the peer group;

     - a cost/profitability analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to the Fund, if available;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - an evaluation of any other benefits to the firm or Fund as a result of their relationship, if any;

     - a description of the scope of portfolio management services provided to the Fund, including whether such services differ from the services provided to other clients, including other registered investment companies;

     - a description of the personnel who are assigned primary responsibility for managing the Fund, including any changes during the past year;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a discussion of the firm's compliance program with regard to federal, state, corporate and Fund requirements;

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

     - a description of the firm's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the firm's controlling persons; and

     - verification of the firm's insurance coverage with regards to the services provided to the Fund.

     In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

     - a table comparing the performance of the Fund to appropriate indices, including comments on the relative performance of each sub-advisor and the Fund versus comparable indices;

     - a discussion of any underperformance by a sub-advisor relative to its peer group and whether (and if so, why) such sub-advisor should have its contract renewed;

     - a table detailing the Manager's profitability with respect to the Fund;

     - an analysis of any material complaints received from Fund shareholders;

     - a discussion of the Manager's compliance program;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a description of the portfolio turnover rate and average execution costs for the Fund and each sub-advisor to the Fund;

     - a discussion of whether the Manager receives, with respect to trade execution for the Fund, other special compensation, including any payment for order flow;

     - a description of how expenses that are not readily identifiable to the Fund are allocated; and

     - any ideas for the future growth and efficient operation of the Fund.

     The Trustees were also provided with an analysis provided by Lipper, Inc., which compared: (i) investment performance of the Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses versus comparable mutual funds, and (iii) the Fund's investment advisory fees versus comparable mutual funds.

     Legal counsel provided the Trustees with a memorandum detailing their responsibilities pertaining to the renewal of the Management and Investment Advisory Agreements. This memoran-

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

dum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

     Considerations and Conclusions with Respect to the Fund

     In determining whether to approve the continuance of the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of the Fund separately from other series of the Trust. In each instance, the Trustees considered, among other things, the following factors:
(1) the nature and quality of the services provided; (2) the investment performance of the Fund and the investment advisor; (3) the Manager's or sub-advisor's cost for providing the services and the profitability of the advisory business to the Manager or sub-advisor; (4) the extent to which economies of scale have been taken into account in setting the fee schedule; and
(5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the material submitted in support of the renewal.

     With respect to the renewal of the Management Agreement, the Trustees considered: the Manager's ability to retain key investment personnel and to provide consistent performance and an active client service program; the Manager's goal to continue to provide consistent above average long-term performance at low cost; the continuing efforts by the Manager to add new series so as to enhance the Trusts' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Trusts; the addition of personnel to manage the Trusts' series, promote sales and improve services; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment sub-advisors and master portfolios.

     With respect to the renewal of the Investment Advisory Agreements, the Trustees noted that, in many cases, the Manager has negotiated the lowest sub-advisory fee a sub-advisor charges for any comparable client accounts. Where applicable, for purposes of determining the fee charged to the Fund, the fee schedule to each Investment Advisory Agreement specifies that all other assets managed by a sub-advisor on behalf of AMR Corporation and its pension plans shall be considered. Thus, the Fund is able to receive the lowest possible fee due to economies of scale resulting from the sub-advisor's management of a larger pool of assets.

     In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Fund outperformed its benchmark indices for the one-, five and ten-year periods ended December 31, 2004; (2) the expense ratio of the Institutional Class of Fund shares was lower than the industry average; and (3) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, allocates the Fund's assets among sub-advisors, monitors and evaluates the performance of the Fund's three sub-advisors, and provides a comprehensive compliance program for the Fund.

     In considering the renewal of the Investment Advisory Agreements with Causeway Capital Management LLC ("Causeway"), Lazard Asset Management LLC ("Lazard"), Templeton Investment Counsel, LLC ("Templeton"), and The Boston Company Asset Management, LLC ("TBCAM"), the Trustees considered the following additional factors: (1) Causeway and Templeton each out-

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

performed their benchmark indices on a short-term and long-term basis with respect to their allocated portion of the Fund's assets; (2) Lazard outperformed its benchmark index on a long-term basis, although it underperformed its benchmark index on a short-term basis with respect to its allocated portion of the Fund's assets because it has emphasized larger capitalization, higher return on equity securities, which have not performed as well recently as smaller capitalization, lower return on equity companies; (3) as of December 31, 2004, TBCAM had managed a portion of the Fund for three months, over which period it slightly underperformed its benchmark index, but the Trustees considered the performance record too short to be meaningful; (4) each sub-advisor represented that they did not charge a lower fee rate for any comparable client accounts;
(5) for purposes of calculating the fee rates chargeable to the Fund, each sub-advisor agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by the sub-advisor; and (6) the Manager's recommendation to continue to retain each sub-advisor.

     Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Fund and its shareholders would benefit from the Manager's and sub-advisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                          (AMERICAN BEACON FUNDS LOGO)
--------------------------------------------------------------------------------

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:


                     (KEYBOARD GRAPHIC)                                            (MOUSE GRAPHIC)
                         BY E-MAIL:                                                ON THE INTERNET:
             American-Beacon.Funds@ambeacon.com                    Visit our website at www.americanbeaconfunds.com

--------------------------------------------------------------------------------


                    (TELEPHONE GRAPHIC)                                           (MAILBOX GRAPHIC)
                       BY TELEPHONE:                                                   BY MAIL:
                    Institutional Class                                         American Beacon Funds
                    Call (800) 658-5811                                    4151 Amon Carter Blvd., MD 2450
                       AMR Class(SM)                                             Fort Worth, TX 76155
                    Call (800) 345-2345
            PlanAhead Class(R) and Service Class
                    Call (800) 388-3344

--------------------------------------------------------------------------------

       AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES                     AVAILABILITY OF PROXY VOTING POLICY AND RECORDS
In addition to the Schedule of Investments provided in each        A description of the policies and procedures that the Funds
semi-annual and annual report, each Fund files a complete          use to determine how to vote proxies relating to portfolio
schedule of its portfolio holdings with the Securities and         securities is available in each Fund's Statement of
Exchange Commission ("SEC") on Form N-Q as of the first and        Additional Information, which may be obtained free of charge
third fiscal quarters. The Funds' Forms N-Q are available on       by calling 1-800-967-9009 or by accessing the SEC's website
the SEC's website at www.sec.gov. The Forms N-Q may also be        at www.sec.gov. Each Fund's proxy voting record for the most
reviewed and copied at the SEC's Public Reference Room, 450        recent year ended June 30 is filed annually with the SEC on
Fifth Street, NW, Washington, DC 20549. Information                Form N-PX. The Funds' Forms N-PX are available on the SEC's
regarding the operation of the SEC's Public Reference Room         website at www.sec.gov. Each Fund's proxy voting record may
may be obtained by calling 1-800-SEC-0330. A complete              also be obtained by calling 1-800-967-9009.
schedule of each Fund's portfolio holdings is also available on the Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of each fiscal
quarter.

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT            DISTRIBUTOR
    STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA SERVICES     REGISTERED PUBLIC      FORESIDE FUND SERVICES
    Boston, Massachusetts         Kansas City, Missouri              ACCOUNTING FIRM        Portland, Maine
                                                                     ERNST & YOUNG LLP
                                                                     Chicago, Illinois

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon International Equity Fund is a service mark of American Beacon Advisors, Inc.

[AMERICAN BEACON FUNDS LOGO]


4151 Amon Carter Blvd.
MD 2450
Fort Worth, TX 76155


1.800.967.9009
817.931.4331 fax

www.americanbeaconfunds.com



                                                                       SAR 04/05
                                                                         534228

ITEM 2. CODE OF ETHICS.
The Trust did not amend the code of ethics that applies to its principal executive and financial officers (the "Code") nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
The schedules of investments for the International Equity Portfolio of the American Beacon Master Trust are included in the American Beacon Funds shareholder report presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

     (b) There were no changes in the Trust's internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.
     (a)(1) Not applicable.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

     (a)(3) Not applicable.

     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Master Trust

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: July 5, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: July 5, 2005


By /s/ Rebecca L. Harris
   ---------------------
   Rebecca L. Harris
   Treasurer

Date: July 5, 2005